Exhibit 99.2

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SIGNATURE SPECIAL EVENT SERVICES, INC.	Date Filed:	09/18/2009

Case Number:	09-15686	SIC Code:	339900

Month (or portion) covered by this report: August 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	Sept. 17, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

Exhibit 5

09-15686

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH? ***	☐	☒	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

*** Wind down of business in process; assets actively market for sale; revenue generating activities have ceased.

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME		$316,986.61

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES		-$	89,272.91

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$316,986.61

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		-$	89,272.91

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH		$227,713.70

Exhibit 5

09-15686

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$15,873.78

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$859,757.98

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	24

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	3

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

Exhibit 5

09-15686

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15686
SIGNATURE SPECIAL EVENT SERVICES, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month August 1, 2009 to August 31, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$51,035.64
Total Disbursements from Payroll Account	(Note 2)	+ $	$3,182.56
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$54,218.20

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of August 31, 2009

(Unaudited)

	Case
	09-15677 TVI Corporation	09-15654 Safety Tech International, Inc.	09-15686 Signature Special Event Services, Inc.	09-15758 CAPA Manufacturing Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$41,311	$—	$—	$—	$41,311
Accounts receivable - trade, net	1,140,176	487,245	362,595	—	1,990,016
Inventories, net	1,963,432	1,835,731	—	—	3,799,163
Income taxes receivable *	—	—	—	—	—
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	681,389	329,134	53,964	—	1,064,487
Total current assets	3,826,308	2,652,110	2,658,559	—	9,136,977

PROPERTY, PLANT AND EQUIPMENT, NET	278,140	5,440,263	—	—	5,718,402

OTHER ASSETS
Intangible assets, net	213,077	31,460	—	—	244,537
Receivable from subsidiary	6,014,877	—	—	—	6,014,877
Other	47,971	—	—	—	47,971
Total other assets	6,275,925	31,460	—	—	6,307,385

TOTAL ASSETS	$10,380,373	$8,123,832	$2,658,559	$—	$21,162,764

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
DIP Line of credit	$10,079,477	$—	$—	$—	$10,079,477
Accounts payable	1,727,649	1,201,672	1,552,148	—	4,481,469
Accrued expenses	1,365,236	476,339	891,425	—	2,733,000
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,060,827	48,280	—	—	17,109,106
Total current liabilities	30,233,189	1,799,055	2,443,573	—	34,475,816

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	243,862	—	—	243,862
Payable to parent company	—	5,799,891	214,986	—	6,014,877
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	6,324,777	214,986	—	6,645,963

TOTAL LIABILITIES	30,339,389	8,123,833	2,658,559	—	41,121,780

STOCKHOLDERS’ DEFICIT

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Accumulated deficit	(47,263,182)	—	—	—	(47,263,182)
TOTAL STOCKHOLDERS’ DEFICIT	(19,959,016)	—	—	—	(19,959,016)

TOTAL LIABILITIES AND DEFICIT	$10,380,373	$8,123,833	$2,658,559	$—	$21,162,764

* Income taxes are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended August 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$337,799	$447,676	$73,412	$—	$858,887

COST OF REVENUE	216,582	366,482	14,774	—	597,838

GROSS PROFIT	121,217	81,194	58,638	—	261,049

OPERATING EXPENSES
Selling, general and administrative expenses	265,829	259,158	217,707	—	742,694
Research and development expenses	41,374	47,398	—	—	88,773

Total operating expenses	307,204	306,556	217,707	—	831,467

OPERATING INCOME/(LOSS)	(185,987)	(225,362)	(159,069)	—	(570,418)

INTEREST AND OTHER (EXPENSE), NET	(120,286)	3	—	—	(120,283)
FORGIVENESS OF DEBT	13,620	11,051	—	—	24,671

INCOME/(LOSS) BEFORE INCOME TAXES	(292,653)	(214,308)	(159,069)	—	(666,030)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(292,653)	$(214,308)	$(159,069)	$—	$(666,030)

* Income tax (expense) benefit is pending.

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit B - Cash Receipts

August 1, 2009 through August 31, 2009

Deposit Date	Payor	Description	Amount

08/03/09	Edenweld Retirement Community	Receivables Payment	$1,990.00
08/03/09	Structural Preservation Systems, LLC	Receivables Payment	487.45
08/03/09	General Binding	Receivables Payment	325.00
08/03/09	41 Degrees North LLC	Receivables Payment	4,922.00
08/06/09	Conoco Phillips	Receivables Payment	42,767.11
08/10/09	Conoco Phillips	Receivables Payment	36,307.75
08/10/09	Erie County Medical Center	Receivables Payment	2,600.00
08/12/09	Ridgewells Caterers	Receivables Payment	86,847.81
08/12/09	Verrill Farms	Receivables Payment	14,803.30
08/14/09	Reese Community Fire Department	Receivables Payment	350.00
08/14/09	Morgan Keller	Receivables Payment	784.43
08/17/09	Conoco Phillips	Receivables Payment	27,761.15
08/17/09	Ridgewells Caterers	Receivables Payment	2,075.03
08/18/09	English Construction Company, Inc.	Receivables Payment	33,825.00
08/18/09	Landsdowne Resort	Receivables Payment	441.00
08/18/09	Conti Federal Services, Inc.	Receivables Payment	687.38
08/24/09	Structural Preservation Systems, LLC	Receivables Payment	457.45
08/24/09	Ridgewells Caterers	Receivables Payment	5,000.00
08/24/09	Soul Circus	Receivables Payment	5,661.00
08/25/09	Purfoods	Receivables Payment	500.00
08/25/09	Valley Health	Receivables Payment	14,151.87
08/25/09	English Construction Company, Inc.	Receivables Payment	33,000.00
08/31/09	Structural Preservation Systems, LLC	Receivables Payment	457.45
08/31/09	Morgan Keller	Receivables Payment	784.43

	TOTAL		$316,986.61

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/03/09	AMERICAN EXPRESS	MERCHANT FEE	$157.11
08/03/09	1332 LONDONTOWN ROAD, LLC	RENT	12,014.37
08/04/09	BB&T MERCHANT SERVICES	MERCHANT FEE	11.39	(1)
08/06/09	BB&T MERCHANT SERVICES	MERCHANT FEE	41.45
08/07/09	ADP	ADP FEES	311.76
08/07/09	THE STATE OF NEW JERSEY	SALES TAX PAYMENT	3,309.53
08/07/09	MASSACHUSETTS DEPARTMENT OF REVENUE	SALES TAX PAYMENT	774.05
08/10/09	AMERICAN FUNDS	401K	805.77
08/12/09	QUILL CORPORATION	OFFICE SUPPLIES	298.70
08/12/09	THE HOME DEPOT	JOB SUPPLIES	37.78
08/12/09	BLUEGUARD SECURITY INC.	FACILITY SECURITY	5,906.64
08/12/09	ADP	NET PAYROLL	14,799.66	(1)
08/12/09	ADP	PAYROLL TAXES	6,696.73	(1)
08/12/09	STATE BOARD OF EQUALIZATION	SALES TAX PAYMENT	901.00
08/12/09	GOVERNMENT OF THE DISTRICT OF COLUMBIA	SALES TAX PAYMENT	350.37
08/12/09	NORTH CAROLINA DEPT OF REVENUE	SALES TAX PAYMENT	770.63
08/12/09	VIRGINIA DEPT OF TAXATION	SALES TAX PAYMENT	1,630.90
08/12/09	STATE OF RHODE ISLAND	SALES TAX PAYMENT	10.00
08/13/09	ADP	NET PAYROLL CHECKS	1,056.51
08/14/09	CATHYS TAG TITLE SERVICE	AUTO EXPENSE	1,877.80
08/14/09	E MVA WEB	AUTO EXPENSE	103.50
08/14/09	E MVA WEB	AUTO EXPENSE	77.25
08/14/09	DEL DOT TOLL VIOLATIONS	TRAVEL EXPENSE	54.00
08/14/09	AMERICAN FUNDS	401K	223.51
08/17/09	THE HOME DEPOT	JOB SUPPLIES	25.19
08/17/09	BB&T MERCHANT SERVICES	MERCHANT FEE	15.62
08/20/09	HOLLYWOOD RENTAL PRODUCT	JOB SUPPLIES	375.00
08/20/09	WAL-MART	JOB SUPPLIES	26.89
08/20/09	STATE OF MARYLAND	SALES TAX PAYMENT	1,097.88
08/20/09	PENNSYLVANIA DEPARTMENT OF REVENUE	SALES TAX PAYMENT	840.57
08/21/09	QUILL CORPORATION	OFFICE SUPPLIES	227.00
08/21/09	BB&T BANK	BANK FEES	122.98
08/21/09	ADP	ADP FEES	425.03
08/21/09	BB&T BANK	BANK FEES	321.14
08/25/09	ADP	NET PAYROLL	10,243.09	(1)
08/26/09	ADP	PAYROLL TAXES	4,654.89	(1)
08/26/09	BLUEGUARD SECURITY INC.	FACILITY SECURITY	5,067.12
08/27/09	ADP	NET PAYROLL CHECKS	401.76
08/28/09	E-ZPASS MD	TRAVEL EXPENSE	50.00
08/28/09	ADP	ADP FEES	237.00
08/28/09	1332 LONDONTOWN ROAD, LLC	UTILITY	3,150.35
08/28/09	AIR CARGO TRANSPORT SERVICES	TRADE VENDOR	1,275.00
08/28/09	AUTOMATION RESEARCH, INC	TRADE VENDOR	76.00
08/28/09	CHARLESTON TENNIS LLC	TRADE VENDOR	525.56
08/28/09	CHOPTANK TRANSPORT INC.	TRADE VENDOR	600.00
08/28/09	DIVISION OF UNEMPLOYMENT INSURANCE	TRADE VENDOR	165.00
08/28/09	J.J. KELLER & ASSOCIATES, INC.	TRADE VENDOR	133.90
08/28/09	HARPER CONSULTING SERVICE	TRADE VENDOR	240.00
08/28/09	LEADING EDGE LOGISTIC, LLC	TRADE VENDOR	5,950.00
08/28/09	MCI	UTILITY	77.18
08/28/09	WELD WORLD INC	TRADE VENDOR	10.80
08/28/09	VERIZON	UTILITY	717.55

	TOTAL AUGUST 2009 EXPENSES	Total Expenses per Exhibit 5	$89,272.91

		Less credit card charges above	(3,153.11)
		Plus payments on credit cards	15,546.99

		Disbursements per Exhibit F	$101,666.79

		Less outstanding checks at 8/31/09	(12,723.10)
		Plus July checks cleared in August	1,837.38
		Less Amex charge net with deposit	(157.11)
		Less payments made by TVI Corporation (Case No. 09-15677)	(36,405.76	)(1)

		Disbursements per Exhibit 6	$54,218.20

(1)Paid out of bank account of TVI Corporation (Case No. 09-15677).

1

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit D - Money Owed

August 31, 2009

Vendor Name	Purpose	Current to 30 Days

1332 Londontown Road, LLC	Utilities	$1,765.33
BB&T Financial, FSB	Credit Cards	3,153.11
Brave New Markets	Trade	113.92
MCI	Utilities	32.67
Sales Tax Liability	Sales Tax	10,797.59
Weld World Inc	Trade	11.16

Total Amount Due:		$15,873.78

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit E - Accounts Receivables as of 8/31/09

Customer Name	Current	31 - 60 Days	61 - 90 Days	91 - 120 Days	121 and Over	Balance

41 DEGREES NORTH LLC	$4,922.00	$0.00	$0.00	$0.00	$0.00	$4,922.00
AFFORDABLE & LUXURY TENTS	0.00	0.00	0.00	0.00	32,679.00	32,679.00
ANCHORED PRODUCTIONS	0.00	0.00	0.00	0.00	1,605.00	1,605.00
AZTEC RENTS & SALES INC	0.00	0.00	0.00	0.00	1,126.83	1,126.83
BALFOUR BEATTY CONSTRUCTION	0.00	0.00	1,650.00	34,650.00	17,325.00	53,625.00
BROADWAY FAMOUS PARTY	0.00	0.00	2,607.00	0.00	0.00	2,607.00
CAPITOL CATERING	0.00	0.00	0.00	0.00	35.00	35.00
CLASSIC PARTY RENTALS	0.00	(124.22)	0.00	0.00	0.00	(124.22)
COMPASS GROUP - DISASTER RELIEF	0.00	0.00	0.00	0.00	15,371.00	15,371.00
CONOCO PHILLIPS	0.00	8,305.93	0.00	0.00	0.00	8,305.93
CONTI FEDERAL SERVICES, INC	687.38	687.38	0.00	0.00	0.00	1,374.76
DAVID DAVIS	0.00	0.00	0.00	0.00	2,289.48	2,289.48
ELEGANT FARE	0.00	0.00	0.00	0.00	635.48	635.48
ENGLISH CONSTRUCTION COMPANY	34,650.00	1,650.00	0.00	0.00	0.00	36,300.00
EUE SCREEN GEMS STUDIO	0.00	0.00	0.00	0.00	500.00	500.00
EVANS EVENT SOLUTIONS	0.00	0.00	0.00	0.00	1,471.35	1,471.35
EVENT MANAGEMENT GROUP, LLC	300.00	360.00	0.00	32,730.00	27,914.92	61,304.92
EVENT PARTNERS LLC	0.00	0.00	0.00	0.00	12,593.79	12,593.79
Flanagan’s Harp & Fiddle	0.00	1,890.31	0.00	0.00	0.00	1,890.31
FORT BRAGG	0.00	0.00	0.00	0.00	56,621.22	56,621.22
FREDERICK ALL STAR FUSION	0.00	0.00	0.00	0.00	3,423.97	3,423.97
GALA EVENTS, INC.	0.00	0.00	0.00	0.00	11,963.67	11,963.67
HANK PARKERS RENTAL	0.00	0.00	0.00	0.00	9,660.98	9,660.98
HARGROVE INC	0.00	0.00	0.00	47,814.50	0.00	47,814.50
HENRY’S SOUL CAFE	286.20	0.00	0.00	0.00	0.00	286.20
INDIA INTERNATIONAL LLC	0.00	0.00	0.00	0.00	305.70	305.70
Inkas Empire	0.00	222.68	0.00	0.00	0.00	222.68
ISP SPORTS MARKETING/UCF	0.00	0.00	0.00	0.00	7,987.33	7,987.33
JET PROPULSION LABORATORY	2,252.07	2,252.07	2,241.81	0.00	0.00	6,745.95
JOE REIMER	0.00	0.00	0.00	0.00	4,227.03	4,227.03
KARL’S EVENT RENTALS	0.00	0.00	0.00	6,589.45	86,939.32	93,528.77
KINGS COUNTRY CLUB	9,201.25	9,201.25	2,433.75	0.00	0.00	20,836.25
KOOL PRODUCTIONS LLC	475.88	9,580.23	357.05	0.00	0.00	10,413.16
MORGAN KELLER INC	784.43	0.00	0.00	0.00	0.00	784.43
NBC NIGHTLY NEWS	0.00	0.00	0.00	0.00	8,417.32	8,417.32
PAGEANTRY	0.00	0.00	0.00	0.00	24,421.48	24,421.48
PARTY PERFECT	0.00	0.00	0.00	0.00	14,812.60	14,812.60
PARTYLINE EVENTS	0.00	0.00	0.00	0.00	6,745.63	6,745.63
PATINA RESTAURANT GROUP, LLC	0.00	15,000.00	0.00	0.00	0.00	15,000.00
PREMIER PARTY RENTALS	0.00	0.00	0.00	0.00	11,873.25	11,873.25
PURFOOD, LLC	0.00	0.00	0.00	0.00	172,620.00	172,620.00
REESE COMMUNITY VOLUNTEER	0.00	21.00	0.00	0.00	0.00	21.00
RENTAL SOLUTIONS LLC	3,675.00	600.00	300.00	3,964.00	0.00	8,539.00
RIDGEWELL’S CATERERS INC.	0.00	4,355.00	0.00	0.00	0.00	4,355.00
SOUL CIRCUS INCORPORATED	0.00	817.96	0.00	0.00	0.00	817.96
STAX DINING	0.00	0.00	2,655.00	0.00	0.00	2,655.00
STRUCTURAL PRESERVATION SYSTEMS	546.96	0.00	0.00	0.00	0.00	546.96
SUNBELT RENTALS INC	0.00	450.00	0.00	0.00	600.00	1,050.00
TAYLOR RENTAL	150.00	0.00	0.00	0.00	0.00	150.00
TENTS FOR RENT	0.00	0.00	0.00	0.00	4,359.13	4,359.13
THE INN AT BLUE RIDGE SUMMIT	0.00	0.00	0.00	0.00	2,500.00	2,500.00
TOMS FARMS LLC	0.00	0.00	0.00	0.00	2,225.00	2,225.00
VALLEY HEALTH	19,225.00	19,225.00	3,698.13	0.00	0.00	42,148.13
VERRILL FARMS LLC	15,406.25	421.70	0.00	0.00	0.00	15,827.95
WALT DISNEY WORLD	0.00	0.00	0.00	0.00	4,786.50	4,786.50
WASHINGTON AIR COMPRESSOR RENTAL CO.	0.00	0.00	1,640.00	0.00	0.00	1,640.00
WILLIAMS SCOTSMAN, INC.	0.00	0.00	455.80	455.80	0.00	911.60

Grand Totals	$92,562.42	$74,916.29	$18,038.54	$126,203.75	$548,036.98	$859,757.98

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

August 1, 2009 through August 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,341,200	$1,434,364	$(906,836)

Cash Disbursements:

Compensation and benefits	581,200	520,704	60,496
Facility costs	195,400	138,329	57,071
Other expenses	252,400	166,909	85,491
Vendor payments	673,389	659,513	13,876
Interest expense	247,000	241,953	5,047
Critical vendor payments	230,877	165,179	65,698
Bank fees and expenses	121,000	66,879	54,121
Chapter 11 expenses	282,000	202,320	79,680
Total disbursements	2,583,266	2,161,786	421,479
Net Cash Use (2)	$(242,066)	$(727,422)	$(485,357)

(1)	Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677)
and its 100% wholly-owned subsidiaries:
Safety Tech International, Inc. (Case No. 09-15684)
Signature Special Event Services, Inc. (Case No. 09-15686)
CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of August 31, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.

(2)

The negative variance of $485,357 is almost exclusively due to a cash receipt in August which was delayed in the mail. A wire transfer for $412,415 was subsequently received on September 10, 2009, and would have put the consolidated debtors’ operating results close to its projections for the current month. The cash receipt will be reported in September.